January 1, 2026

Summary Prospectus

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus, dated January 1, 2026, and Statement of Additional Information, dated January 1, 2026 are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/wealth-investmentsolutions/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.

Investment objective

Maximum total return, consistent with preservation of capital and prudent investment management.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Advisory Program Fees

(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)

Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment in the Fund)

Management Fees*	0.40%

Distribution (12b-1) Fees	None

Other Expenses	0.16%

Total Annual Fund Operating Expenses	0.56%

Waiver*	(0.09)%

Net Annual Fund Operating Expenses*	0.47%

* CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS

$250	$788	$1,352	$2,888

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-related and mortgage-backed (mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principalonly), commercial mortgage-backed securities and mortgage pass-through securities) and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments (including commitments to purchase loan assignments (“Unfunded Commitments”); delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Fund may also invest in derivatives based on fixed income instruments, including futures, forwards, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. The Fund may also invest in Exchange-Traded Funds (“ETFs”) to gain exposure to a particular portion of the market while allocating assets among Sub-advisers (as defined below), transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest-only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign

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currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 25% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.

Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.

The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund

Loss of money is a risk of investing in the Fund.

The Fund’s principal risks include:

•	Market Risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
•	Interest Rate Risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
•	Credit and Junk Bond Risk, which means the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
•	Prepayment and Extension Risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
•	U.S. Government Securities Risk, which means that although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
•	Convertible and Preferred Securities Risk, convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.
•	Mortgage-Backed Securities Risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
•

Asset-Backed Securities Risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including

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prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
•	Portfolio Turnover Risk, which is the risk that due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
•	Liquidity Risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
•	Derivatives Risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
•	Leverage Risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
•	Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
•	Emerging Markets Risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
•	Currency Risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
•	Short Sale Risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
•	Delayed Funding Loans and Revolving Credit Facilities Risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
•	Event-Linked Exposure Risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
•	Repurchase Agreements and Reverse Repurchase Agreements Risk, is the risk that in the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
•	LIBOR Transition Risk, refers to the fact that the elimination of the London Inter-Bank Offered Rate (“LIBOR”) rate may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. The U.K. Financial Conduct Authority ceased publishing all LIBOR settings on a representative basis after June 30, 2023. Some LIBOR rates continued to be published, but only on a temporary, synthetic, and non-representative basis. These temporary, synthetic LIBOR rates were discontinued in September 2024. Alternatives to LIBOR are established or in development in most major currencies and markets are slowly responding to these new rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.

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•	Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
•	Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and result in more taxable short-term gains for shareholders.
•	Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Exchange-Traded Funds (ETFs) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of the Fund’s Prospectus.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.

Annual total returns (%) calendar years

Core Fixed Income Fund

Fund’s best and worst calendar quarters

Best: 7.43% in 4th quarter 2023

Worst: (6.60)% in 1st quarter 2022

Year-to-date: 6.18% (through 3rd quarter 2025)

Average Annual Total Returns

(for the periods ended December 31, 2024)

INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Fund (without advisory program fee)

Return Before Taxes	0.61%	(0.60)%	1.32%

Return After Taxes on Distributions	(1.17)%	(2.05)%	(0.06)%

Return After Taxes on Distributions and Sale of Fund Shares	0.35%	(0.95)%	0.47%

Bloomberg U.S. Aggregate BondTM Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Fund’s benchmark is the Bloomberg U.S. Aggregate BondTM Index. The benchmark is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity.

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Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.

Investment adviser

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund. The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines. The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions. Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.

Sub-advisers and portfolio managers

Allspring Global Investments, LLC (“Allspring (US)”)

Allspring Global Investments (UK) Limited (“Allspring (UK)”)

BlackRock Fund Advisors, Inc. (“BFA”)

J.P. Morgan Investment Management Inc. (“JPMIM”)

PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	FUND’S PORTFOLIO MANAGER SINCE

Janet Rilling, CFA®, Senior Portfolio Manager, Team Leader	Allspring (US)	2024

Noah Wise, CFA®, Senior Portfolio Manager	Allspring (US)	2024

Christopher Kauffman, CFA®, Senior Portfolio Manager	Allspring (US)	2024

Michal Stanczyk, Portfolio Manager	Allspring (US)	2024

Michael J, Schueller, CFA®, Senior Portfolio Manager	Allspring (US)	2024

Sarah Harrison, Senior Portfolio Manager	Allspring (UK)	2025

James Mauro, CFA®, Managing Director	BlackRock	2024

Jonathan Graves, Managing Director	BlackRock	2025

Marcus Tom, Director	BlackRock	2025

Kay Herr, CFA®, Managing Director, GFICC U.S. Chief Investment Officer, Portfolio Manager	JPMIM	2025

Andrew Norelli, Managing Director, Portfolio Manager	JPMIM	2025

Priya Misra, Managing Director, Portfolio Manager	JPMIM	2025

Richard Figuly, Managing Director, Portfolio Manager	JPMIM	2025

Lisa Coleman, CFA®, Managing Director, Portfolio Manager	JPMIM	2025

Thomas Hauser, CFA®, Managing Director, Portfolio Manager	JPMIM	2025

Vikas Pathani, Managing Director, Portfolio Manager	JPMIM	2025

Purchase and sale of Fund shares

Purchases of shares of the Fund must be made through an investment advisory program with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.

•	The minimum initial aggregate investment in the Morgan Stanley-sponsored investment advisory programs is $1,000.
•	There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
•	Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.

For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.

Tax information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

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Payments to financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of

Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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®2024 Morgan Stanley. Member SIPC	CS-1 1/26